Exhibit 32.2

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned William J. McGinnis, duly appointed and incumbent officer of American Surgical Holdings, Inc., a Delaware corporation (the “Corporation”), in connection with the Corporation’s Annual Report on Form 10-KSB for the annual period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

April 2, 2007

/s/ William J. McGinnis
William J. McGinnis
Acting Chief Accounting Officer, Corporate Secretary and Controller